UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 5, 2007
                                                         ----------------

                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


     OHIO                           1-15103                    95-2680965
     ----                          ---------                 ---------------
(State or Other               (Commission File No.)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

     One Invacare Way, P.O. Box 4028, Elyria, Ohio              44036
     ---------------------------------------------             --------
       (Address of Principal Executive Offices)               (Zip Code)


 (Registrant's Telephone Number, Including Area Code)      (440) 329-6000
                                                           --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Purchase Agreement for Convertible Senior Subordinated Debentures

     On February 5, 2007, Invacare Corporation (the "Company") and certain of its domestic subsidiaries entered into a purchase agreement (the "Debenture Purchase Agreement") under which the Company agreed to sell $125 million aggregate principal amount of 4.125% Convertible Senior Subordinated Debentures due 2027 (the "Debentures") to the initial purchasers named therein (collectively, the "Initial Debenture Purchasers") in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Debenture Purchase Agreement also granted the Initial Debenture Purchasers an option to purchase up to an additional $10 million aggregate principal amount of the Debentures to cover over-allotments. On February 7, 2007, the Initial Debenture Purchasers exercised the full $10 million option. The net proceeds to the Company from the offering, after deducting the Initial Debenture Purchasers' discount and the estimated offering expenses payable by the Company, are expected to be approximately $131.1 million. Under the terms of the Debenture Purchase Agreement, the Initial Debenture Purchasers will receive an aggregate commission of $2.7 million in connection with the offering of the Debentures. Subject to customary closing conditions, the closing of the sale of the Debentures is expected to occur on February 12, 2007. The foregoing description of the Debenture Purchase Agreement is a summary and is qualified in its entirety by reference to the terms of the Debenture Purchase Agreement, which is attached hereto as Exhibit 10.1.

     The Debentures will be offered and sold to the Initial Debenture Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, and offered and resold by the Initial Debenture Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

     The Debentures and the common shares issuable upon conversion have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

Purchase Agreement for Senior Notes

     On February 7, 2007, the Company and certain of its domestic subsidiaries entered into a purchase agreement (the "Note Purchase Agreement") under which the Company agreed to sell $175 million aggregate principal amount of 9 3/4% Senior Notes due 2015 (the "Notes") to the initial purchasers named therein (collectively, the "Initial Note Purchasers") in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The net proceeds to the Company from the offering, after deducting the Initial Note Purchasers' discount and the estimated offering expenses payable by the Company, are expected to be approximately $169 million. Under the terms of the Note
Purchase Agreement, the Initial Note Purchasers will receive an aggregate commission of $3.5 million in connection with the offering of the Notes. Subject to customary closing conditions, the closing of the sale of the Notes is expected to occur on February 12, 2007. The foregoing description of the Note Purchase Agreement is a summary and is qualified in its entirety by reference to the terms of the Note Purchase Agreement, which is attached hereto as Exhibit 10.2.

     The Notes will be offered and sold to the Initial Note Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, and offered and resold by the Initial Note Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

     The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

     This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Item 3.02.    Unregistered Sales of Equity Securities.

     The information regarding the Debentures provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.    Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit number                Description
--------------                -----------
10.1                          Purchase Agreement by and among Invacare
                              Corporation, the Subsidiary Guarantors named therein, and the Initial Purchasers named therein dated as of February 5, 2007.
10.2                          Purchase Agreement by and among Invacare
                              Corporation, the Subsidiary Guarantors named therein, and the Initial Purchasers named therein dated as of February 7, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Invacare Corporation
                                                       (Registrant)

Date:  February 9, 2007
                                                       /s/ Gregory C. Thompson
                                                       -------------------------
                                                       Gregory C. Thompson
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index


Exhibit number                Description
--------------                -----------
10.1                          Purchase Agreement by and among Invacare
                              Corporation, the Subsidiary Guarantors named therein, and the Initial Purchasers named therein dated as of February 5, 2007.

10.2 Purchase Agreement by and among Invacare Corporation, the Subsidiary Guarantors named therein, and the Initial Purchasers named therein dated as of February 7, 2007.